UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Filed by a Party other than the Registrant ☐

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☐ Preliminary Proxy Statement
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☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material under §240.14a-12

W.W. Grainger, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ER, INC. 2021 Virtual Annual Meeting Vote by April 27, 2021 11:59 PM ET You invested in W.W. GRAINGER, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Virtual Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on April 28, 2021. Get informed before you vote View the Notice & Proxy Statement, and the Annual Report online OR you can receive a free paper copy of voting material(s) by requesting prior to April 14, 2021. If you would like to request a copy of the voting material(s), you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote Virtually at the Meeting April 28, 2021 10:00 AM CDT Virtually at: